Dreyfus Massachusetts Intermediate Municipal
      Bond Fund

      ANNUAL REPORT March 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Massachusetts
                                               Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Massachusetts Intermediate Municipal Bond Fund covers the 12-month period from April 1, 2002, through March 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

A number of economic and political factors continued to support higher municipal bond prices during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors preferred the relative stability of fixed-income securities over stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to the municipal bond market's strength by further reducing short-term interest rates in November 2002.

The result of these influences has been generally attractive total returns from high-quality municipal bonds. While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to
make   significant   gains   until   current   uncertainties   are   resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks and bonds in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Massachusetts Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2003, the fund achieved a total return of 9.09%.(1) In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 10.56% for the same period.(2) In addition, the average total return for all funds reported in the fund' s peer group, the Lipper Massachusetts Intermediate Municipal Debt Funds category, was 8.38%.(3) Because there are no broad-based indices reflecting the performance of bonds issued only by Massachusetts, we have provided the fund's Lipper category average return for additional comparison.

The fund benefited from lower interest rates and high levels of investor demand during the reporting period. The fund produced a lower return than that of its benchmark, primarily because the Index contains bonds from many states, not just Massachusetts, and its return does not reflect fees and expenses. We are pleased that the fund produced a higher return than its peer group average, primarily because we focused on high-quality, income-oriented bonds and avoided some of the weaker market segments.

What is the fund's investment approach?

The fund's objective is to seek as high a level of income exempt from federal and Commonwealth of Massachusetts income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In managing the fund, we employ two primary strategies. First, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting tax-exempt bonds that we believe are the most likely to provide an attractive total return.

What other factors influenced the fund's performance?

The reporting period was marked by both positive and negative influences, which combined to drive municipal bond prices higher and yields lower. First, municipal bonds from most states were positively affected by the persistently weak U.S. economy, which caused the Federal Reserve Board to reduce short-term interest rates by 50 basis points during the reporting period. In addition, the ongoing decline of stock prices supported a "flight to quality" among investors seeking investment alternatives to equities. Competition among investors for a limited number of securities helped keep prices high.

However, the weak U.S. economy also contributed to certain negative market influences. Chief among them was the deteriorating fiscal condition of many state and local governments, including Massachusetts. Because actual receipts of sales taxes, personal income taxes and capital gains taxes fell short of projections, the state faced a $650 million budget deficit for the 2003 fiscal year. The state government has attempted to close the gap primarily through spending reductions, including job cuts and less state aid to localities.

In this environment, we maintained a generally conservative investment posture, including a more intent focus on credit quality. We generally avoided the state' s general obligation bonds in favor of bonds issued by localities that we currently consider to be fiscally strong, such as certain school districts, universities and utilities. Approximately 50% of the fund's holdings are backed by insurance or bank letters of credit.(4)

In addition, we have maintained the fund's average duration at points that were in line with or slightly longer than those of its benchmark. However, our security selection strategy focused primarily on bonds with maturities greater than 10 years to take advantage of the relatively steep yield differences between bonds at the long and short ends of the intermediate-term range. These types of bonds performed particularly well during the reporting period because of robust demand from individual investors seeking competitive levels of after-tax income from high-quality securities.

What is the fund's current strategy?

We continue to maintain what we believe is a relatively conservative investment posture. As market volatility increased, we intensified our focus on income-oriented bonds from highly rated local issuers and securities backed by distinct revenue streams, such as those issued by utilities and private universities. By the end of the reporting period, however, it had become apparent to us that cuts in state aid could affect some municipalities adversely, especially if the state shifts mandated spending programs to the local level. Accordingly, we are prepared, if necessary, to sell some of the fund's holdings that gained value during the reporting period, shifting the fund's focus away from local municipalities. In our view, these strategies are prudent in today's uncertain economic and geopolitical climate.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL PORTFOLIO SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Massachusetts Intermediate Municipal Bond Fund and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 3/31/03

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            9.09%              5.07%             5.25%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND ON 3/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MASSACHUSETTS MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

March 31, 2003


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--100.9%                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--78.1%

Boston:

   5.75%, 2/1/2013 (Prerefunded 2/1/2010)                                                     1,000,000  (a)           1,159,410

   5.75%, 2/1/2017 (Prerefunded 2/1/2010)                                                     2,460,000  (a)           2,852,149

Boston Convention Center Act 1997

   5%, 5/1/2016 (Insured; AMBAC)                                                              2,000,000                2,145,500

Boston Industrial Development
   Financing Authority, Revenue

   (Pilot Seafood Project) 5.875%, 4/1/2007                                                     990,000                1,061,201

Fall River 5.25%, 6/1/2010 (Insured; MBIA)                                                    1,000,000                1,124,360

Haverhill 5%, 8/15/2011 (Insured; FSA)                                                        1,620,000                1,776,638

Hingham Municipal Purpose Loan

   5.25%, 4/1/2013                                                                            2,125,000                2,401,229

Holyoke Gas & Electric Department, Revenue

   5.375%, 12/1/2015 (Insured; MBIA)                                                          1,245,000                1,394,313

Lawrence 5.50%, 2/1/2012 (Insured; AMBAC)                                                       570,000                  648,449

Lowell:

   5.60%, 4/1/2005 (Insured; FSA)                                                             1,530,000                1,653,609

   5.30%, 12/15/2010 (Insured; AMBAC)                                                         1,000,000                1,135,810

Massachusetts Bay Transportation Authority

  (General Transportation System):

      5.50%, 3/1/2012 (Insured; MBIA)                                                         1,000,000                1,142,310

      5.50%, 3/1/2012                                                                         2,000,000                2,260,540

Massachusetts, Revenue (College Building
   Authority Project) 5.37%, 5/1/2017                                                         1,000,000                1,126,770

Massachusetts Commonwealth:

   6%, 8/1/2010 (Insured; AMBAC)                                                              1,500,000                1,762,125

   8.30%, 12/1/2010                                                                           2,000,000  (b,c)         2,433,400

   Consolidated Loan:

      5.30%, 7/1/2006 (Prerefunded 7/1/2005)                                                  1,750,000  (a)           1,919,418

      5.50%, 6/1/2011
         (Prerefunded 6/1/2006, Insured; FGIC)                                                2,000,000  (a)           2,252,580

   Federal Highway:

      5.50%, 12/15/2009                                                                       1,000,000                1,150,060

      5.25%, 12/15/2012                                                                       1,000,000                1,131,120

      5.50%, 6/15/2014                                                                        1,000,000                1,118,210

Massachusetts Developmental Finance
   Agency, RRR (Semass Systems):

      5.50%, 1/1/2011 (Insured; MBIA)                                                         2,000,000                2,238,380

      5.625%, 1/1/2014 (Insured; MBIA)                                                        2,000,000                2,232,340

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Educational Financing Authority,
  Education Loan Revenue:

      5.70%, 7/1/2011 (Insured; AMBAC)                                                        1,370,000                1,522,563

      5%, 1/1/2013 (Insured; AMBAC)                                                           2,000,000                2,092,620

      5.125%, 12/1/2014 (Insured; MBIA)                                                       1,250,000                1,327,988

Massachusetts Health and Educational
   Facilities Authority, Revenue:

      (Hallmark Health System)
         5.25%, 7/1/2010 (Insured; FSA)                                                       2,055,000                2,240,032

      (Harvard Pilgrim Health)
         5.25%, 7/1/2011 (Insured; FSA)                                                       1,675,000                1,792,518

      (Harvard University) 5.75%, 1/15/2012                                                   1,595,000                1,868,893

      (Healthcare System--Covenant Health)
         6.50%, 7/1/2017                                                                      1,485,000                1,659,770

      (Massachusetts Institute of Technology)
         5.375%, 7/1/2017                                                                     1,000,000                1,147,600

      (New England Medical Center Hospitals)

         4.90%, 7/1/2006 (Insured; MBIA)                                                      1,365,000                1,440,130

      (Partners Healthcare System)
         5.125%, 7/1/2011 (Insured; MBIA)                                                     1,000,000                1,065,690

      (Tufts University) 5.50%, 8/15/2012                                                       500,000                  573,825

      (University of Massachusetts-Worcester Campus)

         5.25%, 10/1/2014 (Insured; FGIC)                                                     1,000,000                1,106,780

      (Wellesley College) 5%, 7/1/2018                                                        1,880,000  (d)           2,004,907

      (Williams College) 5%, 7/1/2014                                                         1,500,000  (d)           1,650,885

Massachusetts Housing Finance Agency,

   Housing Revenue 3.05%, 6/1/2004                                                            2,650,000                2,703,504

Massachusetts Municipal Wholesale Electric Co.,

  Power Supply Systems Revenue:

      (Project No. 6)
         5.25%, 7/1/2012 (Insured; MBIA)                                                      1,810,000                2,019,707

      (Nuclear Project No. 4)
         5.25%, 7/1/2014 (Insured; MBIA)                                                      2,000,000                2,210,320

Massachusetts Port Authority, Revenue

   (Delta Airlines, Inc. Project) 5.50%, 1/1/2017                                             2,000,000                2,109,880

Massachusetts Water Pollution Abatement Trust,

  Water Pollution Abatement Revenue

    (MWRA Program):

         5.40%, 8/1/2011                                                                      2,425,000                2,777,110

         6.00%, 8/1/2014                                                                      1,300,000                1,520,194

      (Pool Loan Program):

         5.25%, 2/1/2008                                                                      1,000,000                1,105,690

         5.70%, 2/1/2012 (Prerefunded 2/1/2005)                                               2,025,000  (a)           2,225,212


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Water Resource Authority

   5.50%, 8/1/2011 (Insured; MBIA)                                                            2,000,000                2,284,220

Medfield 5%, 9/15/2015 (Insured; FSA)                                                         1,100,000                1,214,026

Medford 5%, 3/15/2013 (Insured; AMBAC)                                                        1,040,000                1,148,597

New England Education Loan Marketing Corp.,

   Student Loan Revenue 6.90%, 11/1/2009                                                      1,000,000                1,144,260

Norwood:

   5%, 1/15/2014                                                                                780,000                  855,785

   5%, 1/15/2015                                                                                780,000                  849,194

Pittsfield:

   5.50%, 4/15/2017 (Insured; MBIA)                                                           1,930,000                2,176,133

   5%, 4/15/2019 (Insured; MBIA)                                                              1,140,000                1,213,598

Plymouth County, COP (Correctional Facility Project):

   5.125%, 4/1/2013 (Insured; AMBAC)                                                          2,000,000                2,182,720

   5%, 4/1/2015 (Insured; AMBAC)                                                              1,500,000                1,605,540

Route 3 North Transportation
   Improvement Association, LR

   5.75%, 6/15/2015 (Insured; MBIA)                                                           1,500,000                1,717,530

Springfield:

   5%, 1/15/2014 (Insured; MBIA)                                                              2,000,000                2,186,680

   (Municipal Purpose Loan) 5%, 8/1/2018 (Insured; FGIC)                                      1,000,000                1,071,160

Sudbury 5%, 6/1/2015                                                                          1,165,000                1,263,582

Triton School District 5%, 4/1/2016 (Insured; FGIC)                                           1,420,000                1,538,414

Woods Hole Marthas Vineyard & Nantucket 4%, 3/1/2006                                          1,315,000                1,400,764

U. S. RELATED--22.8%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2013 (Prerefunded 7/1/2010)                                                     2,000,000  (a)           2,340,240

   5.75%, 7/1/2014 (Prerefunded 7/1/2010)                                                     2,000,000  (a)           2,340,240

Guam Economic Development Authority,
   Tobacco Settlement:

      0/5%, 5/15/2009                                                                           860,000  (e)             682,358

      0/5.40%, 5/15/2015                                                                        350,000  (e)             263,603

Guam Government, LOR
   (Infrastructure Improvement)
   5%, 11/1/2012 (Insured; AMBAC)                                                             1,000,000                1,089,800

Puerto Rico Commonwealth:

   5%, 7/1/2005                                                                               2,450,000                2,631,325

   5.375%, 7/1/2005                                                                              80,000                   87,082

   5.375%, 7/1/2005                                                                             920,000                  995,679

   5.50%, 7/1/2010                                                                            3,000,000                3,363,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Commonwealth (continued):

  (Public Improvement):

      5.50%, 7/1/2011                                                                         1,000,000                1,117,490

      5.50%, 7/1/2013 (Insured; FSA)                                                          1,500,000                1,736,130

      5.25%, 7/1/2014 (Insured; FSA)                                                          1,000,000                1,139,050

      5.50%, 7/1/2017 (Insured; FSA)                                                          2,250,000                2,615,085

Puerto Rico Commonwealth Highway and
   Transportation Authority, Transportation Revenue
   5.50%, 7/1/2010 (Insured; AMBAC)                                                           1,885,000                2,175,308

Puerto Rico Electric Power Authority,
   Power Revenue 5.50%, 7/1/2008                                                              1,000,000                1,118,400

Puerto Rico Municipal Finance Agency

   5%, 7/1/2009 (Insured; FSA)                                                                1,725,000                1,923,736

Virgin Islands Public Finance Authority, Revenue:

   6%, 10/1/2004                                                                                965,000                1,013,037

   5.625%, 10/1/2010                                                                          1,000,000                1,085,710

   5.875%, 10/1/2018                                                                            500,000                  511,705

Virgin Islands Water and Power Authority,

   Electric Systems 5.125%, 7/1/2011                                                          1,000,000                1,070,180
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $122,508,585)                                                            100.9%              129,437,850

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.9%)              (1,109,977)

NET ASSETS                                                                                       100.0%              128,327,873




Summary of Abbreviations

AMBAC                      American Municipal Bond
                           Assurance Corporation

COP                        Certificate of Participation

FGIC                       Financial Guaranty Insurance
                           Company

FSA                        Financial Security Assurance

LOR                        Limited Obligation Revenue

LR                         Lease Revenue

MBIA                       Municipal Bond Investors
                           Assurance Insurance
                           Corporation

RRR                        Resources Recovery Revenue



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              67.7

AA                               Aa                              AA                                               18.1

A                                A                               A                                                10.1

BBB                              Baa                             BBB                                                .8

F1+, F-1                         MIG1, VMG1 & P1                 SP1, A1                                           2.1

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     1.2

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY  TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT MARCH  31,  2003,  THIS
     SECURITY AMOUNTED TO $2,433,400 OR 1.9% OF NET ASSETS.

(D)  PURCHASED ON A DELAYED-DELIVERY BASIS

(E)  ZERO COUPON UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED COUPON BECOMES
     EFFECTIVE UNTIL MATURITY.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           122,508,585   129,437,850

Cash                                                                  1,062,080

Interest receivable                                                   1,642,895

Receivable for shares of Beneficial Interest subscribed                     752

Prepaid expenses                                                          9,410

                                                                    132,152,987
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            59,048

Payable for investment securities purchased                           3,669,728

Payable for shares of Beneficial Interest redeemed                       54,305

Accrued expenses                                                         42,033

                                                                      3,825,114
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      128,327,873
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     124,164,885

Accumulated net realized gain (loss) on investments                 (2,766,277)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       6,929,265
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      128,327,873
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 9,072,107

NET ASSET VALUE, offering and redemption price per share--Note 3(d)($)    14.15

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended March 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,587,260

EXPENSES:

Management fee--Note 3(a)                                              753,620

Shareholder servicing costs--Note 3(b)                                  94,747

Professional fees                                                       49,827

Custodian fees                                                          15,200

Registration fees                                                       11,557

Prospectus and shareholders' reports                                     9,400

Trustees' fees and expenses--Note 3(c)                                   8,738

Loan commitment fees--Note 2                                             1,705

Miscellaneous                                                           15,926

TOTAL EXPENSES                                                         960,720

INVESTMENT INCOME--NET                                               4,626,540
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                226,346

Net unrealized appreciation (depreciation) on investments            5,850,985

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               6,077,331

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,703,871

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended March 31,
                                             -----------------------------------

                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,626,540           4,400,768

Net realized gain (loss) on investments           226,346            (356,235)

Net unrealized appreciation
   (depreciation) on investments                5,850,985          (2,190,221)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   10,703,871           1,854,312
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (4,655,241)          (4,363,684)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  31,357,146          75,135,568

Dividends reinvested                            3,801,274           3,473,751

Cost of shares redeemed                      (31,535,327)         (39,348,481)

INCREASE (DECREASE) IN NET ASSETS

   FROM BENEFICIAL INTEREST TRANSACTIONS       3,623,093           39,260,838

TOTAL INCREASE (DECREASE) IN NET ASSETS        9,671,723           36,751,466
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           118,656,150          81,904,684

END OF PERIOD                                 128,327,873          118,656,150

Undistributed investment income--net                   --              50,807
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,244,305            5,475,041

Shares issued for dividends reinvested            271,932              253,406

Shares redeemed                                (2,254,724)          (2,894,335)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     261,513            2,834,112

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                            Year Ended March 31,
                                                                 -------------------------------------------------------------------

                                                                 2003          2002(a)        2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.47         13.70          13.12          13.71         13.59

Investment Operations:

Investment income--net                                            .51(b)        .54(b)         .59            .59           .58

Net realized and unrealized

   gain (loss) on investments                                     .69          (.23)           .58           (.59)          .12

Total from Investment Operations                                 1.20           .31           1.17             --           .70

Distributions:

Dividends from investment income--net                            (.52)         (.54)          (.59)           (.59)         (.58)

Net asset value, end of period                                  14.15         13.47          13.70           13.12         13.71
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 9.09          2.19           9.11             .03          5.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .76           .75            .80             .80           .80

Ratio of net investment income
   to average net assets                                         3.68          3.92           4.40            4.42          4.25

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                      --            --            .05             .11           .09

Portfolio Turnover Rate                                         33.40         14.45          12.85           15.05         13.04
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         128,328       118,656         81,905          65,375        70,957

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED MARCH 31,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASED THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO APRIL 1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus   Massachusetts   Intermediate  Municipal  Bond  Fund  (the  "fund") is
registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,922 during the period ended March 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2003, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $2,762,325 and unrealized appreciation $6,936,306.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to March 31, 2003. If not applied, $2,106,696 expires in fiscal 2004, $306,043 expires in fiscal 2005,
$111,775   expires  in  fiscal  2009  and  $237,811  expires  in  fiscal  2011.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2003 and March 31, 2002, were as follows: tax exempt income $4,655,241 and $4,363,684, respectively.

During the period ended March 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $18,436, increased accumulated net realized gain (loss) on investments by $5,556 and increased paid-in capital by $12,880. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2003, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period March 31, 2003, the fund was charged $38,336 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $27,918 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2003, redemption fees charged and retained by the fund amounted to $643.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2003, amounted to $41,374,251 and $40,474,708, respectively.

At March 31, 2003, the cost of investments for federal income tax purposes was $122,501,544; accordingly, accumulated net unrealized appreciation on investments was $6,936,306, consisting of $7,010,900 gross unrealized appreciation and $74,594 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Massachusetts Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Intermediate Municipal Bond Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 2, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2003 as " exempt-interest dividends" (not generally subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

DIANE DUNST (63)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

JAY I. MELTZER (74)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Physician, Internist and Specialist in Clinical Hypertension

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

*    Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                              --------------

DANIEL ROSE (73)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Baltic-American Enterprise Fund, Vice Chairman and Director

*    Harlem Educational Activities Fund, Inc., Chairman

*    Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

WARREN B. RUDMAN (73)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel to (from January 1993 to December 31, 2002, Partner in) the law firm Paul, Weiss, Rifkind, Wharton & Garrison

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Collins & Aikman Corporation, Director

*    Allied Waste Corporation, Director

*    Chubb Corporation, Director

*    Raytheon Company, Director

*    Boston Scientific, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

SANDER VANOCUR (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                      For More Information

                        Dreyfus Massachusetts Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  268AR0303